                                                                    Exhibit 31.1

                            Section 302 Certification

I, Warren G. Lichtenstein, certify that:

     1)   I have reviewed this quarterly  report on Form 10-QSB of  WebFinancial
          Corporation, a Delaware corporation;
     2)   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;
     3)   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods  presented in this report;
     4)   The small  business  issuer's  other  certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))
          for the small business issuer and have:
          a)   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
          b)   Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures and presented in this report
               our  conclusions   about  the  effectiveness  of  the  disclosure
               controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and
          c)   Disclosed  in  this  report  any  change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent  fiscal  quarter
               (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and
     5)   The small  business  issuer's other  certifying  officer(s) and I have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small business  issuer's board of directors
          (or persons performing the equivalent  functions):
          a)   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which  are  reasonably  likely  to  adversely  affect  the  small business  issuer's  ability to  record,  process,  summarize  and report financial information; and
          b)   Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

          Date: November 14, 2003        By:  /s/ Warren G. Lichtenstein
                                         -----------------------------------
                                         Warren G. Lichtenstein
                                         President and Chief Executive Officer